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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                FIRST CITIZENS BANCSHARES, INC.                             FCB/NC CAPITAL TRUST II
               ---------------------------------                           ------------------------
    (Exact name of registrant as specified in its charter)    (Exact name of registrant as specified in its charter)

                           Delaware                                                 Delaware
                          ----------                                               ---------
           (State of incorporation or organization)                (State of incorporation or organization)

                          56-1528994                                               51-6523400
                         ------------                                             -----------
              (IRS Employer Identification No.)                        (IRS Employer Identification No.)

                     3128 Smoketree Court                                     3128 Smoketree Court
                 Raleigh, North Carolina 27604                           Raleigh, North Carolina 27604
                -------------------------------                         -------------------------------
           (Address of principal executive offices)                 (Address of principal executive offices)
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       Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class               Name of each exchange on which
           to be so registered                 each class is to be registered
--------------------------------------    --------------------------------------

         8.40% Preferred Securities            American Stock Exchange, Inc.
        of FCB/NC Capital Trust II


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ X ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [ ]

 Securities Act registration statement file numbers to which this form relates:

                                  333-68340
                                  333-68340-01
            ---------------------------------------------------------
       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
     ----------------------------------------------------------------------
                               (Title of Class)
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1.   Description of Registrants' Securities to be Registered

     The description of FCB/NC Capital Trust II's 8.40% Preferred Securities contained under the captions "Description of the Preferred Securities,"
"Description of the Junior Subordinated Debentures," "Description of the
Guarantee," and "Relationship Among the Preferred Securities, the Junior
Subordinated Debentures and the Guarantee" in the Prospectus that forms a part of the Registrants' Registration Statement on Form S-3, as amended (Registration
Numbers 333-68340 and 333-68340-01), filed with the Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended (the "1933 Act"), is incorporated herein by reference. The Prospectus to be filed by the Registrants with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act shall be deemed to be incorporated by reference into this Registration Statement.

2.   Exhibits

     The following Exhibits are included in this Registration Statement or are incorporated herein by reference:

    Exhibit No.                        Description of Exhibit
    -----------      -------------------------------------------------------

         1           Initial Trust Agreement of FCB/NC Capital Trust II
                     (incorporated herein by reference to Exhibit 4.1 to Registration Statement on Form S-3, as amended
                     (Registration Numbers 333-68340 and 333-68340-01))

         2           Certificate of Trust of FCB/NC Capital Trust II
                     (incorporated herein by reference to Exhibit 4.2 to Registration Statement on Form S-3, as amended
                     (Registration Numbers 333-68340 and 333-68340-01))

         3           Form of Amended and Restated Trust Agreement of FCB/NC
                     Capital Trust II (incorporated herein by reference to Exhibit 4.3 to Registration Statement on Form S-3, as amended (Registration Numbers 333-68340 and 333-68340-01))

         4 Form of Preferred Security certificate (incorporated herein by reference to Exhibit 4.6 to Registration Statement on Form S-3, as amended (Registration Numbers 333-68340 and
                     333-68340-01))

         5 Form of Guarantee Agreement (incorporated herein by reference to Exhibit 4.4 to Registration Statement on Form
                     S-3, as amended (Registration Numbers 333-68340 and 333-
                     68340-01))

         6           Form of Junior Subordinated Indenture between First
                     Citizens BancShares, Inc. and Bankers Trust Company, as
                     Trustee (incorporated herein by reference to Exhibit 4.5 to Registration Statement on Form S-3, as amended
                     (Registration Numbers 333-68340 and 333-68340-01))

         7           Form of Junior Subordinated Debenture (included in Section
                     2.2 of Exhibit 6 above)

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                                  SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrants have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: October  4, 2001
               ---


FIRST CITIZENS BANCSHARES, INC.             FCB/NC CAPITAL TRUST II


By:  /S/ Kenneth A. Black                   By:  FIRST CITIZENS BANCSHARES, INC.
     --------------------------------
        Kenneth A. Black                                  (As Depositor)
        Chief Financial Officer

                                                 By: /S/ Kenneth A. Black
                                                     --------------------------
                                                         Kenneth A. Black
                                                         Chief Financial Officer

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